Fees Summary	Mar. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,782.65
Total Transaction Valuation	12,908,390.00
Total Offset Amount	0.00
Net Fee	$ 1,782.65